Investment in Associated Companies	12 Months Ended
Dec. 31, 2020
Disclosure of associates [abstract]
Investment in Associated Companies
Note 9 – Investment in Associated Companies

A.	Condensed information regarding significant associated companies

1.	Condensed financial information with respect to the statement of financial position

	ZIM		Qoros*
	As at December 31,
	2020	2019	2019
	$ Thousands
Principal place of business	International		China
Proportion of ownership interest	32%	32%	24%

Current assets	1,201,628	630,817	570,764
Non-current assets	1,622,613	1,295,277	1,136,740
Current liabilities	(1,151,510)	(926,339)	(1,080,340)
Non-current liabilities	(1,398,276)	(1,252,022)	(503,193)
Non-controlling interests	(7,189)	(5,402)	-
Total net assets/(liabilities) attributable to the Group	267,266	(257,669)	123,971

Share of Group in net assets/(liabilities)	85,525	(82,454)	14,877
Adjustments:
Write back of assets and investment	43,505	-	-
Currency translation	-	-	20,571
Excess cost	168,118	166,724	-
Book value of investment	297,148	84,270	35,448

Investments in associated companies	297,148	84,270	35,448
Asset held for sale	-	-	69,592

*
As a result of the completion of the 12% sale of interest in Qoros in April 2020, Kenon has ceased to classify its remaining interest in Qoros as an investment in associate. Refer to Note Note 9.B.b.3 for further details.

2.	Condensed financial information with respect to results of operations

	ZIM			Qoros*
	For the year ended December 31,
	2020	2019	2018	2020***	2019	2018
	$ Thousands

Revenue	3,991,696	3,299,761	3,247,864	23,852	349,832	811,997

(Loss) / income **	517,961	(18,149)	(125,653)	(52,089)	(312,007)	(330,023)

Other comprehensive income **	5,854	(9,999)	(6,057)	(3)	(8)	(23)

Total comprehensive income	523,815	(28,148)	(131,710)	(52,092)	(312,015)	(330,046)

Kenon’s share of comprehensive income	167,621	(9,007)	(42,147)	(6,251)	(37,442)	(79,211)

Adjustments	1,394	1,432	13,290	3	386	873

Kenon’s share of comprehensive income presented in the books	169,015	(7,575)	(28,857)	(6,248)	(37,056)	(78,338)

*
The depreciation and amortization, interest income, interest expense and income tax expenses recorded by Qoros during 2020 were approximately $13 million, $1 million, $18 million and $nil thousand (2019: $172 million, $6 million, $49 million and $33 thousand; 2018: $129 million, $5 million, $42 million and $142 thousand) respectively.

**	Excludes portion attributable to non-controlling interest.

***	The 2020 equity accounted results reflect Kenon’s share of losses in Qoros until the completion date of the sale, i.e. April 29, 2020.

B.	Additional information

a.	ZIM

1.
The container shipping industry is characterized in recent years by volatility in freight rates, charter rates and bunker prices, accompanied by significant uncertainties in the global trade (including further implications from COVID-19). Current market conditions are impacted positively by increased freight rates and a recovery in trade volumes.

In view of the aforementioned business environment and in order to constantly improve ZIM’s results of operations and liquidity position, ZIM continues to optimize its network by entering into new partnerships and cooperation agreements and by upgrading its customer’s offerings, whilst seeking operational excellence and cost efficiencies. In addition, ZIM continues to explore options which may contribute to strengthen its capital and operational structure.

In 2018, ZIM entered into a strategic operational cooperation with the 2M alliance (the “agreement”). According to the agreement, ZIM and the parties of the 2M alliance (A.P. Moller-Maersk and Mediterranean Shipping Company, two leading shipping liner companies) exchange slots on vessels operating between Asia and the US East Coast. In addition, ZIM charters slots on vessels operated by the 2M alliance, and all parties may offer each other additional slots. The agreement enables ZIM to provide its customers improved port coverage and transit time, while maximizing vessel utilization and generating cost efficiencies. In 2019, this cooperation was extended also to certain lines in the Asia-Mediterranean, Asia-Pacific Northwest and Asia-US gulf trades.

Subsequent to year end, in February 2021, ZIM announced a strategic agreement with Seaspan, for the long-term charter of up to ten 15,000 liquefied natural gas (LNG) dual-fuel container vessels, to be delivered commencing 2023, in order to serve ZIM’s Asia-US East Coast trade.

2. Financial position

As of December 31, 2020, ZIM’s total equity amounted to $274 million (2019: $(252) million) and its working capital amounted to $50 million (2019: $(296) million). During the year ended December 31, 2020, ZIM recorded operating profit of $722 million (2019: $153 million; 2018: $(23) million) and net profit of $524 million (2019: $(13) million; 2018: $(120) million).

3. Notes repurchase

In June 2020, ZIM completed an early and full repayment of its Tranche A loans of amount $13 million. Following such repayment, certain financial covenants, such as “Total leverage ratio” and “Fixed charge cover ratio”, as well as restrictions related to assets previously securing such loans, were removed.

In September 2020, ZIM launched a tender offer to repurchase, at its own discretion, some of its notes of Tranches C and D (Series 1 and 2 Notes) up to an amount of $60 million (including related costs). In October 2020, ZIM completed the repurchase of Tranche C notes with an aggregated face value of $58 million for a total consideration (including related costs) of $47 million, resulting in a gain from repurchase of debt of $6 million.

Subsequent to year end, in January 2021, ZIM announced an early repayment of $85 million in respect of its Tranche C notes in March 2021.

As at December 31, 2020, ZIM complies with its financial covenants (see below). ZIM’s liquidity amounts to $572 million (Minimum Liquidity required is $125 million).

4.	Initial public offering

Subsequent to year end, in February 2021, ZIM completed an initial public offering (“IPO”) of its shares. Refer to Note 31.3.A for further details.
5.	Factoring facility

In 2019, ZIM entered into a revolving arrangement with a financial institution, subject to periodical renewals, for the recurring sale, meeting the criteria of “true sale”, of portion of receivables, designated by ZIM. According to this arrangement, an agreed portion of each designated receivable is sold to the financial institution in consideration of cash in the amount of the portion sold (limited to an aggregated amount of $100 million), net of the related fees. The collection of receivables previously sold, enables the recurring utilization of the above-mentioned limit. The true sale of the receivables under this arrangement meets the conditions for derecognition of financial assets as prescribed in IFRS 9.  Further to this arrangement, ZIM is required to comply with a minimum balance of cash (as determined in the agreement) in the amount of $125 million, as described above), as well with other requirements customarily applied in such arrangements.

6.	Impairment assessment

For the purpose of IAS 36, ZIM, which operates an integrated liner network, has one cash-generating unit (“CGU”), which consists of all of ZIM’s operating assets. As at December 31, 2020, ZIM did not identify any impairment indicators in respect of its CGU. The recoverable amount, for the purpose of its annual impairment test for goodwill, was based on fair value less cost of disposal of the CGU, and did not result in an impairment.

Due to an improvement in ZIM’s financial performance in 2020, Kenon, independently and separately from ZIM, appointed a third-party to perform a valuation of its 32% equity investment in ZIM in accordance with IAS 28 and IAS 36. For the year ended December 31, 2020, Kenon concluded that the carrying amount of the investment in ZIM is lower than the recoverable amount, and therefore, an impairment reversal was recognized. In 2016, Kenon recognized an impairment loss of $72 million in relation to its carrying value of ZIM. In 2017, Kenon recorded an impairment write-back of $28 million. Based on the valuation was described above, in 2020, Kenon recorded a write back of impairment of $44 million in the consolidated statements of profit and loss, and after accounting for its share of profits in ZIM for the year, resulted in a carrying value in ZIM as at December 31, 2020 of $297 million.

For the purposes of Kenon’s impairment assessment of the Group’s investment, ZIM is considered one CGU, which consists of all of ZIM’s operating assets. The recoverable amount is based on the higher of the value-in-use and the fair value less cost of disposal (“FVLCOD”). The valuation is predominantly based on publicly available information and earnings of ZIM over the 12-month period to December 31, 2020. The valuation approach was based on the equity method, recognizing the cost of investment share of profits in ZIM, and subsequently to assess a maintainable level of earnings to form a view on the appropriate valuation range as at December 31, 2020.

The following data points and benchmarks were considered by the independent valuer:

1)	An implied EV/EBITDA range of 5.5x to 6.5x based on LTM EBITDA multiples of comparable companies as of latest publicly available financial information;

2)	An estimated sustainable EBITDA computed based on the average EBITDA of the last three years; and

3)	Costs of disposal of 2% of EV.

The independent valuer arrived at a range of equity valued between $430 million and $585 million after adjustments for Net Debt. The fair value measurement was categorized as a Level 3 fair value based on the inputs in the valuation technique used.
b.	Qoros Automotive Co. Ltd. (“Qoros”)

		For the year ended December 31,
		2020	2019	2018
	Note	$ Thousands
Gain on sale of 26% interest in Qoros	9.B.b.2	-	-	504,049
Gain on sale of 12% interest in Qoros	9.B.b.3	152,610	-	-
Fair value gain on long-term investment	9.B.b.3	154,475	-	-
Fair value loss on put option	9.B.b.3	(3,362)	(18,957)	(39,788)
Recovery of financial guarantee	9.B.b.4.h	6,195	11,144	62,563
		309,918	(7,813)	526,824

1.
As at December 31, 2020, the Group holds a 12% equity interest in Qoros through a wholly-owned and controlled company, Quantum (2007) LLC (“Quantum”). Chery Automobiles Limited (“Chery”), a Chinese automobile manufacturer, holds a 25% equity interest and the remaining 63% interest is held by an entity related to the Baoneng Group (“New Qoros Investor” or “New Strategic Partner”). See Note 9.B.b.3 for further information.

2.	Qoros introduced a New Strategic Partner.

In January 2018, the New Qoros Investor purchased 51% of Qoros from Kenon and Chery for RMB 3.315 billion (approximately $504 million) (“2018 investment”); this was part of an investment structure (“Investment Agreement”) to invest a total of approximately RMB 6.63 billion (approximately $1,002 million) by the New Qoros Investor. In connection with this investment, Kenon received total cash proceeds of RMB 1.69 billion ($260 million) from the dilution.

In July 2018, the relevant authorities in China approved the completion of a capital increase in Qoros of RMB 6.5 billion (approximately $932 million) including the conversion of existing shareholder loans owing from Qoros in the principal amount of RMB 944 million (approximately $143 million) to each of Kenon and Chery. Qoros’ shareholders (including the New Qoros Investor) invested a total of RMB 6.5 billion (approximately $982 million) in Qoros’ equity in proportion to their post-investment equity ownership to finalise the capital increase. The New Qoros Investor has advanced their proportionate share totaling RMB 3.315 billion (approximately $501 million) directly to Qoros. As a result, the New Qoros Investor invested RMB 6.63 billion (approximately $1,002 million) as part of this transaction. In August 2018, Kenon used RMB 0.62 billion (approximately $90 million) of the proceeds it received from the sale of its Qoros interests to partially fund their portion of the investment in Qoros together with the conversion of RMB 0.94 billion (approximately $137 million) of existing shareholder loans. The transaction did not involve any new money invested from Kenon and Kenon has no remaining obligations to Qoros as part of this transaction.

The investment agreement provided Kenon with a put option over its remaining equity interest in Qoros. During the three-year period beginning from the closing of the 2018 investment, Kenon had the right to cause the New Qoros Investor to purchase up to 50% of its remaining interest in Qoros at the time of the 2018 investment for up to RMB1.56 billion (approximately $220 million), subject to adjustments for inflation. The investment agreement further provided that from the third anniversary of the closing until April 2023, Kenon has the right to cause the New Qoros Investor to purchase up to all of its remaining equity interests in Qoros for up to a total of RMB1.56 billion (approximately $220 million), subject to adjustment for inflation. Another company within the Baoneng Group effectively guarantees this put option by also serving as a grantor of the option. The put option requires six months’ notice for exercise.

The New Qoros Investor also had an option exercisable within two years from the closing date of the transaction to increase its stake to 67% by investing further directly into Qoros. In January 2020, the option expired.

As a result of the transaction, Kenon recognized a gain on third party investment in Qoros of approximately $504 million for the year ended December 31, 2018. The gain included recognition of Kenon’s put option in relation to Qoros which was initially valued at approximately $130 million. It was subsequently reduced by approximately $40 million to approximately $90 million as a result of fair value assessment at December 31, 2018. In 2019, it was further reduced by approximately $19 million to approximately $71 million as a result of the fair value assessment as at December 31, 2019. As at December 31, 2019, the put option was presented in the accompanying balance sheet under other current assets and other non-current assets.
3.
In January 2019, Kenon, on behalf of its wholly owned subsidiary Quantum (2007) LLC, announced that it had entered into an agreement to sell half (12%) of its remaining interest (24%) in Qoros to the New Qoros Investor for RMB1,560 million (approximately $220 million) (“2019 Transaction”), which was based on the same post-investment valuation as the initial investment by the New Qoros Investor. As at December 31, 2019, the interest to be sold was classified as asset held for sale. In April 2020, Kenon completed the sale of this half of its remaining interest in Qoros and received payment of RMB1,560 million (approximately $220 million).

Kenon recognized a gain of approximately $153 million from the sale of its 12% interest in Qoros (previously accounted for as an asset held for sale) and the derecognition of the current portion of the put option pertaining to the 12% interest sold.

As a result of the sale, Kenon lost significant influence over Qoros and ceased equity accounting. Since April 29, 2020, the remaining 12% interest in Qoros was accounted for on a fair value basis through profit or loss and, together with the non-current portion of the put option pertaining to the remaining 12% interest (see Note 9.B.b.2), was reclassified in the statement of financial position as a long-term investment. Upon reclassification, Kenon immediately recognized a fair value gain of approximately $139 million and the long-term investment was initially measured at a combined fair value of approximately $220 million. As at year end, primarily due to the appreciation of RMB against the USD, the fair value of the long-term investment increased by approximately $15 million to $235 million.

In 2020 up until the completion date of the sale, the aggregate current and non-current put option value was reduced by approximately $3 million to $68 million as a result of the fair value assessment as at completion date of the sale.

The sale was not made pursuant to the put option described above in Note 9.B.b.2. As a result of the sale, the New Qoros Investor assumed its pro-rata share of guarantees and equity pledges of Kenon and Chery based on the change to its equity ownership.
4.	Financial Guarantees Provision and Releases

a.
In July 2012, Chery provided a guarantee to the banks, in the amount of RMB1.5 billion (approximately $242 million), in relation to an agreement with the banks to provide Qoros a loan, in the amount of RMB3 billion (approximately $482 million). In November 2015, Kenon provided back-to-back guarantees to Chery of RMB750 million (approximately $115 million) in respect of this loan thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee.  As a result, if Qoros is unable to comply with the terms of certain of its debt agreements, Kenon may be required to make payments under its guarantees to Chery. The fair value of the guarantee was recorded in the financial statements.

b.
On May 12, 2015, Qoros signed a Consortium Loan Agreement with the Export-Import Bank of China, and China Construction Bank Co., LTD, Suzhou Branch, concerning the Project of Research and Development of Hybrid Model (“Loan Agreement”), for an amount of RMB700 million (approximately $108 million) or in USD not exceeding the equivalent to RMB480 million (approximately $78 million) (the “Facility”).

c.
On June 15, 2015, this Facility was guaranteed by Chery and pledged with Qoros’ 90 vehicle patents with an appraisal value of minimum RMB3.1 billion (approximately $500 million). The Loan Agreement’s term of 102 months bears a 5-years interest rate quoted by the People’s Bank of China in RMB at LIBOR+10%, or in USD at LIBOR+3.50% per annum.

In relation to the above, Kenon provided back-to-back guarantees to Chery of RMB350 million (approximately $54 million) thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee. As at December 31, 2016, Qoros had drawn down the Facility of RMB700 million (approximately $108 million) with an interest rate of 5.39%. The fair value of the guarantee was recorded in the financial statements.

d.
On July 31, 2014, in order to secure additional funding for Qoros of approximately RMB 1.2 billion (approximately $200 million) IC pledged a portion of its shares (including dividends derived therefrom) in Qoros, in proportion to its share in Qoros’s capital, in favor of the Chinese bank providing Qoros with such financing. Simultaneously, the subsidiary of Chery that holds Chery’s rights in Qoros also pledged a proportionate part of its rights in Qoros. Such financing agreement includes, inter alia, covenants, events of immediate payment and/or early payment for violations and/or events specified in the agreement. The pledge agreement includes, inter alia, provisions concerning the ratio of securities and the pledging of further securities in certain circumstances, including pledges of up to all of Quantum’s shares in Qoros (or cash), provisions regarding events that would entitle the Chinese Bank to enforce the pledge, certain representations and covenants, and provisions regarding the registration and approval of the pledge.

As part of the reduction of guarantee obligations in Note 9.B.b.4, Kenon pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Kenon up to 5% of Qoros' outstanding shares to meet its pledge obligations under the abovementioned RMB 1.2 billion loan facility.

e.
On June 30, 2016, Kenon increased its previously recognized provision of approximately $30 million to approximately $160 million in respect to Kenon’s “back-to-back” guarantee obligations to Chery (RMB1,100 million), in respect of guarantees that Chery has given for Qoros’ bank debt and has pledged a portion of its interests in Qoros to secure Qoros’ bank debt. In addition to the then current liquidity needs of Qoros, its financial position and Kenon’s strategic intent, the provision was made due to uncertainty in the Chinese automobile market. As a result, Kenon recognised a $130 million charge to expense for such financial guarantees in its consolidated statement of profit or loss in 2016.

These back-to-back guarantees consist of (i) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of RMB1.5 billion with respect to Qoros’ RMB3 billion facility, and (ii) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of Qoros’ RMB700 million facility, and interest and fees, if applicable.
f.
On December 25, 2016. Kenon agreed to provide a RMB250 million (approximately $36 million) shareholder loan to Qoros, and in relation to this loan, the maximum amount of Kenon’s back-to-back guarantee obligations to Chery was reduced by RMB250 million (approximately $40 million). As part of the loan to Qoros, Kenon’s back-to-back guarantee obligations to Chery with respect to Chery’s guarantee of Qoros’ RMB3 billion loan facility with the Export-Import Bank of China (“EXIM Bank”) were reduced by one third, and the maximum amount of Kenon’s obligations under this back-to-back guarantee (subject to certain obligations to negotiate fees and interest) were reduced from RMB750 million to RMB500 million (approximately $72 million). In addition, Ansonia committed to fund RMB25 million (approximately $4 million) of Kenon’s remaining back-to-back guarantee obligations to Chery in certain circumstances (“Ansonia Commitment”).

Chery agreed to make a corresponding RMB250 million (approximately $40 million) loan to Qoros.

As part of this transaction, Quantum pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Quantum up to 5% of Qoros’ outstanding equity to meet its pledge obligations under the Qoros RMB 1.2 billion loan facility with EXIM Bank.

In order to facilitate Kenon’s above mentioned reduction in Kenon’s back-to-back guarantee obligations to Chery, an affiliate of Kenon’s major shareholder gave certain undertakings to Chery with respect to the released guarantee obligations.

g.
On March 10, 2017, Kenon announced that it had agreed to fund up to RMB777 million (approximately $114 million) to Qoros in relation to the full release of its remaining RMB825 million (approximately $125 million) back-to-back guarantee obligations to Chery in two tranches, which released Kenon from commitments to pay any related interest and fees to Chery under the guarantees.

On March 10, 2017, Kenon transferred RMB388.5 million (approximately $57 million) ("First Tranche Loans") to Qoros in relation to a reduction of RMB425 million (approximately $64 million) of Kenon's back-to-back guarantee obligations to Chery, including related interest and fees; the provision of the Second Tranche Loans was at Kenon's discretion.

As part of the First Tranche Loans, in relation to 50% reduction of the guarantee, Kenon funded 50% of such loans for Kenon and 50% on behalf of Chery. The proceeds of the First Tranche Loans were used to support Qoros' ordinary course working capital requirements, debt service requirements and investments in new initiatives, such as new-energy vehicles. The transactions enabled Kenon to support Qoros and its fundraising efforts, while reducing its back-to-back guarantee obligations to Chery.

On April 25, 2017, Kenon funded RMB100 million (approximately $16 million) as part of the remaining provision of RMB388.5 million to Qoros (the “Second Tranche Loans”) on similar terms in connection with the remaining RMB425 million reduction in its back-to-back guarantees.

To the extent that Chery's obligations under its guarantees are reduced, Kenon is entitled to the proportionate return from Chery of the loans provided on Chery's behalf (i.e., up to RMB388.5 million (approximately $57 million) with respect to the First Tranche Loans and the Second Tranche Loans) and the release of the pledges described above.

Following completion of the transaction with the New Qoros Investor in 2018, the New Qoros Investor was required to assume its pro rata share of guarantees and equity pledges of Kenon and Chery based on the changes to its equity ownership. As a result, Chery returned approximately RMB119 million (approximately $18 million) to Kenon in relation to loans previously provided by Kenon on Chery’s behalf (see above).

Since December 2018, all provisions related to financial guarantees have been released. This was a result of Kenon’s assessment that, following the 2019 Transaction, that the likelihood of future cash payments in relation to the guarantees was not probable.
Set forth below is an overview of the movements in provision for financial guarantees provided by Kenon as described above:

Date	Description	Amount ($ million)
June 2016	Provision in respect of Kenon’s “back-to-back” guarantee obligations to Chery (See Note 9.B.b.4.e)	160
December 2016	Shareholder loan to Qoros (See Note 9.B.b.4.f)	(36)
March 2017	Transfer of First Tranche Loans (See Note 9.B.b.4.g)	(64)
April 2017	Transfer of Second Tranche Loans (See Note 9.B.b.4.g)	(16)
January 2018	Release of remaining financial guarantees (See Note 9.B.b.4.g)	(44)
December 2018	Year end balance	-

As at December 31, 2020, Quantum has pledged approximately 11% of the equity of Qoros in relation to Qoros’ RMB1.2 billion loan facility. Following completion of the sale, in July 2020 the New Qoros Investor provided a counter guarantee to Kenon in respect of the New Qoros Investor’s share of bank guarantee obligations in relation to Qoros’ RMB1.2 billion loan facility, and Kenon’s back-to-back guarantee obligations to Chery were reduced to approximately $23 million.

h. As described above, in connection with the previous reductions in Kenon’s back-to-back guarantee obligations to Chery, Kenon provided cash collateral to Chery and the relevant agreements provide that Kenon is entitled to a proportionate return of this cash collateral to the extent that Chery's guarantee obligations are reduced. Kenon therefore received aggregate cash payments of $17 million from Chery in December 2019 and April 2020 following repayments on Qoros' bank loans and corresponding reductions of Chery’s obligations under its guarantees, bringing the total cash received from Chery to RMB244 million (approximately $36 million) in connection with these repayments.

i. Qoros’ debt-to-asset ratio is currently higher, and its current ratio is lower, than the allowable ratios set forth in the terms of its syndicated credit facility, and in 2016, the lenders under this credit facility waived compliance with the financial covenants through the first half of 2020. The waiver has not been extended and Qoros’ debt-to-asset ratio continues to exceed, and its current ratio continues to be less than, the permitted ratios. Qoros’ syndicated lenders have not revised such covenants and could accelerate the repayment of borrowings due under Qoros’ RMB3 billion syndicated credit facility. Such a default results in a cross default, and enabling the lenders to require immediate payment under, Qoros’ RMB 1.2 billion and RMB 700 million facilities.

C.	Restrictions

Qoros

Qoros has restrictions with respect to distribution of dividends and sale of assets deriving from legal and regulatory restrictions, restrictions under the joint venture agreement and the Articles of Association and restrictions stemming from credit received.

ZIM

The holders of ordinary shares of ZIM are entitled to receive dividends when declared and are entitled to one vote per share at meetings of ZIM. All shares rank equally with regard to the ZIM's residual assets, except as disclosed below.

In the framework of the process of privatizing ZIM, all the State of Israel’s holdings in ZIM (about 48.6%) were acquired by IC pursuant to an agreement from February 5, 2004. As part of the process, ZIM allotted to the State of Israel a special State share so that it could protect the vital interests of the State.

On July 14, 2014 the State of Israel and ZIM reached a settlement agreement (the “Settlement Agreement”) that was validated as a judgment by the Supreme Court. The Settlement Agreement provides, inter alia, the following arrangement shall apply: the State’s consent is required to any transfer of the shares in ZIM which confers on the holder a holding of 35% and more of the ZIM’s share capital. In addition, any transfer of shares which confers on the holders a holding exceeding 24% but not exceeding 35%, shall require prior notice to the State. To the extent the State determines that the transfer involves a potential damage to the State’s security or any of its vital interests or if the State did not receive the relevant information in order to formulate a decision regarding the transfer, the State shall be entitled to inform, within 30 days, that it objects to the transfer, and it will be required to reason its objection. In such an event, the transferor shall be entitled to approach a competent court on this matter.

Kenon’s ownership of ZIM shares is subject to the terms and conditions of the Special State Share, which restricts Kenon’s ability to transfer its equity interest in ZIM to third parties. The terms of the State of Israel’s consent of Kenon’s and Idan Ofer’s status, individually and collectively, as a “Permitted Holder” of ZIM’s shares, stipulates, among other things, that Kenon’s transfer of the means of control of ZIM is limited if the recipient is required to obtain the State of Israel’s consent, or is required to notify the State of Israel of its holding of ZIM shares pursuant to the terms of the Special State Share, unless such consent was obtained by the recipient or the State of Israel did not object to the notice provided by the recipient. In addition, the terms of the consent provide that, if Idan Ofer’s ownership interest in Kenon is less than 36% or Idan Ofer ceases to be the controlling shareholder, or sole controlling shareholder of Kenon, then Kenon’s rights with respect to its shares in ZIM will be limited to the rights applicable to an ownership of 24% of ZIM, until or unless the State of Israel provides its consent, or does not object to, this decrease in Idan Ofer’s ownership or control. Therefore, if Mr. Ofer sells a portion of his interest in Kenon and owns less than 36% of Kenon, or ceases to be Kenon’s controlling shareholder, then Kenon’s right to vote and receive dividends in respect of its ZIM shares, for example, will be limited to those available to a holder of 24% of ZIM’s shares (even if Kenon holds a greater percentage of ZIM’s shares). “Control”, for the purposes of this consent, is as defined in the State of Israel’s consent, with respect to certain provisions. Additionally, the State of Israel may revoke Kenon’s permit if there is a material change in the facts upon which the State of Israel’s consent was based, or upon a breach of the provisions of the Special State Share by Kenon, Mr. Ofer, or ZIM.

The Special State Share is non-transferable. Except for the rights attached to the said share, it does not confer upon its holder voting rights or any share capital related rights.

In December 2020, ZIM filed a registration statement with the US Securities and Exchange Commission in connection with a proposed initial public offering of its shares. Kenon did not participate in the proposed offering, and agreed to a customary 180-day lock-up period commencing January 27, 2021, during which it will not sell or distribute its ZIM shares. Subsequent to year end, in January 2021, ZIM was successful in the initial public offering of its shares. Refer to Note 31.3.A for further details.